GLOBAL TACTICAL ASSET ALLOCATION FUND

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

GLOBAL TACTICAL ASSET ALLOCATION FUND

SUPPLEMENT DATED MARCH 7, 2013 TO

SUMMARY PROSPECTUS DATED JULY 31, 2012

On February 15, 2013, the Board of Trustees of Northern Funds (the “Board”) approved a change to the Global Tactical Asset Allocation Fund’s (the “Fund”) primary benchmark index from the Russell 1000 Index to the MSCI All Country World Index. In addition, on February 15, 2013, the Board approved an additional benchmark created by the Fund’s investment adviser, Northern Trust Investments, Inc., to show how the Fund’s performance compares with the return of a blended index, comprised of 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index, that more closely reflects the returns of asset classes in which the Fund invests.

The following replaces the Global Tactical Asset Allocation Fund’s “FUND SUMMARY — FUND PERFORMANCE” section beginning on page 3 of the Summary Prospectus:

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund. The Fund commenced operations on July 1, 1993 as a separate portfolio (the “Predecessor Fund”) of Northern Institutional Funds. On August 1, 2011, the Predecessor Fund was reorganized into the Fund (the “Reorganization”). Prior to the Reorganization, the Predecessor Fund offered and sold Class A, Class C and Class D shares. In connection with the Reorganization, holders of the Predecessor Fund’s Class A, Class C and Class D shares received shares of the Fund. The Predecessor Fund was managed with the same investment objective, strategies and policies as are followed by the Fund. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization was assumed by the Fund.

The performance information set forth in the bar chart and table below for periods prior to the date of the Reorganization is that of the Class A Shares of the Predecessor Fund.

On April 1, 2008, the Predecessor Fund changed its investment strategy from a traditional balanced fund to an asset allocation fund operating as a fund of funds. The performance shown prior to that date represents performance of the Predecessor Fund’s prior balanced fund strategy.

The Fund’s and Predecessor Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Trust’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

*For the periods shown in the bar chart above, the highest quarterly return was 10.25% in the second quarter of 2009, and the lowest quarterly return was (9.31)% in the third quarter of 2011.

NORTHERN FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION FUND

SUMMARY PROSPECTUS SUPPLEMENT

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2012)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Global Tactical Asset Allocation Fund	7/1/93
Return before taxes		14.02%	3.66%	5.60%	6.31%
Return after taxes on distributions		13.35%	2.92%	4.42%	4.75%
Return after taxes on distributions and sale of Fund shares		9.25%	2.74%	4.35%	4.74%
MSCI All Country World Index (reflects no deduction for fees, expenses, or taxes)		16.13%	(1.16)%	8.11%	6.58%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		4.21%	5.95%	5.18%	6.14%
Asset Allocation Blend Index — 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		11.49%	2.20%	7.31%	6.75%
Russell 1000® Index* (reflects no deduction for fees, expenses, or taxes)		16.42%	1.92%	7.52%	8.31%
Asset Allocation Blend Index* — 55% Russell 1000 Index, 30% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index and MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)		13.09%	2.94%	7.52%	7.63%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*	Effective March 15, 2013, the primary benchmark for the Fund changed from the Russell 1000 Index to the MSCI All Country World Index to allow for a better comparison against which to measure the Fund’s performance. In addition, the blended benchmark for the Fund changed from an asset allocation blend index comprised of 55% Russell 1000 Index, 30% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index and MSCI Emerging Markets Index to an asset allocation blend index comprised of 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index to more closely reflect the returns of asset classes in which the Fund invests.

Please retain this Supplement with your Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	NF SPT GTAA 3/13

NORTHERN FUNDS PROSPECTUS

NORTHERN FUNDS

Global Tactical Asset Allocation Fund

Summary Prospectus | July 31, 2012	Ticker: BBALX

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.northernfunds.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 31, 2012, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation and current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.25%
Other Expenses		0.76%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.51%
Acquired Fund Fees and Expenses		0.39%
Total Annual Fund Operating Expenses(2)		1.40%
Fee Waiver and/or Expense Reimbursement(1)		(0.76)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)		0.64%

(1)

Northern Trust Investments, Inc. (the “Investment Adviser”) has contractually agreed to waive a portion of its management fees and reimburse certain expenses of the Fund (excluding acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and the Mutual Fund Directors Forum; extraordinary expenses; and interest, if any) to the extent the “Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement” exceed 0.25%. These contractual arrangements may not be terminated before July 31, 2013 without the approval of the Board of Trustees.

(2)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will not correlate to the Fund’s ratio of average net assets to (1) expenses, before waivers, reimbursements and credits and (2) expenses, net of waivers, reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$368	$693	$1,614

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year ended November 30, 2011 and for the four-month period ended March 31, 2012, the Fund’s portfolio turnover rate was 76.63% and 14.46% (not annualized), respectively, of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in shares of a combination of underlying mutual funds and exchange-traded funds (“ETFs”) to which Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, or an affiliate acts as investment adviser. The Fund also may invest in other unaffiliated mutual funds and ETFs (together, with affiliated underlying funds and ETFs, the “Underlying Funds”), and other securities and investments not issued by mutual funds.

The Fund will be diversified among a number of asset classes, and its allocation will be based on an asset allocation framework developed by the Investment Policy Committee of The Northern Trust Company (“TNTC”) and NTI (TNTC and NTI are collectively referred to herein as “Northern Trust”).

NF SUM GTAA (7/12)	SUMMARY PROSPECTUS	1	GLOBAL TACTICAL ASSET ALLOCATION FUND

The Fund intends to invest indirectly, through Underlying Funds, in equity and fixed-income securities of both U.S. and non-U.S. corporate and governmental issuers. The asset classes in which the Fund invests include but are not limited to small-, mid- and large-capitalization common stocks; real estate securities; commodity-related securities; securities of foreign issuers, including emerging markets; and fixed-income securities, including high yield securities and money market instruments. The Fund also may invest directly in equity and fixed-income securities and money market instruments.

Under normal market conditions, the Fund will invest significantly in funds that invest in companies that are located, headquartered, incorporated or otherwise organized outside of the U.S. as represented in either the MSCI EAFE® Index, MSCI Emerging MarketsSM Index or other diversified foreign indices.

The Fund expects its foreign investments to be allocated among funds that are diversified among various regions, countries, including the U.S. (but in no less than three different countries), industries and capitalization ranges. The Fund may invest in funds that invest in equity and debt of issuers in both developed and emerging markets.

Northern Trust’s Investment Policy Committee is responsible for developing tactical asset allocation recommendations with respect to the Fund using the asset allocation framework and incorporating various criteria, including, for example, economic factors such as gross domestic product and inflation; fixed-income market factors such as sovereign yields, credit spreads and currency trends; and equity market factors such as domestic and foreign operating earnings and valuation levels. NTI monitors the Fund daily to ensure it is invested pursuant to the current asset allocation framework. NTI reviews the asset allocation framework and recommended allocations at least monthly, or more frequently as needed, to consider adjusting the allocations based on its evolving investment views amid changing market and economic conditions. There is no limit in the number of Underlying Funds in which the Fund may invest. The Fund is not required to maintain any minimum or maximum investment in any asset class, and the Fund may at times invest more than 25% of its assets in one Underlying Fund or asset class.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

AFFILIATED PERSON RISK is the risk that the Investment Adviser may select investments for the Fund based on its own financial interests rather than the Fund’s interests.

ASSET ALLOCATION RISK is the risk that the selection by a manager of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with similar investment objectives. The Fund’s investment in any one Underlying Fund or asset class may exceed 25% of the Fund’s total assets, which may cause it to be subject to greater risk than a more diversified fund.

COMMODITY-RELATED SECURITIES RISK is the risk that investing in commodity-related securities investments may subject the Fund to greater volatility than investments in other kinds of securities. In addition to overall market movements, commodity-related securities may be adversely impacted by commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value (“NAV”) is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

EMERGING MARKETS RISK is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

EXPENSES RISK is the risk that the Fund’s expense structure may result in lower investment returns. You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through the Fund, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

HIGH-YIELD RISK is the risk that the Fund’s non-investment grade fixed-income securities, sometimes known as “junk

GLOBAL TACTICAL ASSET ALLOCATION FUND	2	SUMMARY PROSPECTUS

bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payment.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

MARKET RISK is the risk that the value of securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of equity investing, such as growth or value, may underperform the market generally.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgage or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

REAL ESTATE SECURITIES RISK is the risk that investments in real estate investment trusts (REITs) and securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. REITs and real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

UNDERLYING FUND RISK is the risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund. The Fund commenced operations on July 1, 1993 as a separate portfolio (the “Predecessor Fund”) of Northern Institutional Funds. On August 1, 2011, the Predecessor Fund was reorganized into the Fund (the “Reorganization”). Prior to the Reorganization, the Predecessor Fund offered and sold Class A, Class C and Class D shares. In connection with the Reorganization, holders of the Predecessor Fund’s Class A, Class C and Class D shares received shares of the Fund. The Predecessor Fund was managed with the same investment objective, strategies and policies as are followed by the Fund. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization was assumed by the Fund.

The performance information set forth in the bar chart and table below for periods prior to the date of the Reorganization is that of the Class A Shares of the Predecessor Fund.

On April 1, 2008, the Predecessor Fund changed its investment strategy from a traditional balanced fund to an asset allocation fund operating as a fund of funds. The performance shown prior to that date represents performance of the Predecessor Fund’s prior balanced fund strategy.

The Fund’s and Predecessor Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Trust’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

*Year-to-date total return for the six months ended June 30, 2012 is 5.77%. For the periods shown in the bar chart above, the highest quarterly return was 10.25% in the second quarter of 2009, and the lowest quarterly return was (9.31)% in the third quarter of 2011.

SUMMARY PROSPECTUS	3	GLOBAL TACTICAL ASSET ALLOCATION FUND

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2011)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Global Tactical Asset Allocation Fund	7/1/93
Return before taxes		(0.01)%	1.83%	3.18%	5.91%
Return after taxes on distributions		(0.58)%	0.38%	2.00%	4.30%
Return after taxes on distributions and sale of Fund shares		0.29%	0.97%	2.24%	4.39%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.84%	6.50%	5.78%	6.25%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)		1.50%	(0.02)%	3.34%	7.88%
Asset Allocation Blend Index (reflects no deduction for fees, expenses, or taxes)		1.28%	1.96%	4.92%	7.34%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Global Tactical Asset Allocation Fund. Peter J. Flood, Senior Vice President of Northern Trust Investments, Inc., and Daniel J. Phillips, Second Vice President of Northern Trust Investments, Inc., have been managers of the Fund (including the Predecessor Fund) since April 2008 and April 2011, respectively.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■	By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust.

Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

GLOBAL TACTICAL ASSET ALLOCATION FUND	4	SUMMARY PROSPECTUS